                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report August 1, 2001            Commission file number 1-16619
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                             KERR-McGEE CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)




           Delaware                                     73-1612389
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 (State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                     Identification No.)



123 Robert S. Kerr Ave. Oklahoma City, Oklahoma            73102
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(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code  (405) 270-1313
                                                           --------------
                            Kerr-McGee Holdco, Inc.
           ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.
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     Effective August 1, 2001, pursuant to the Agreement and Plan of Merger, dated as of May 13, 2001, as amended as of June 27, 2001 (the "Merger Agreement"), among Kerr-McGee Corporation, formerly known as Kerr-McGee Holdco, Inc. ("Kerr-McGee"), HS Resources, Inc., ("HS Resources"), Kerr-McGee Operating Corporation, formerly known as Kerr-McGee Corporation ("KM Operating Corporation") and two acquisition subsidiaries of Kerr-McGee, KM Operating Corporation and HS Resources combined their businesses by merging with the acquisition subsidiaries of Kerr-McGee (the "Merger"). Under the terms of the merger agreement, HS Resources stockholders will receive forms in the mail that will allow them to choose to receive either $66 in cash or .9404 shares of Kerr-McGee common stock for each share of HS Resources common stock that they hold, subject to proration. The aggregate merger consideration consists of approximately 70% cash and 30% Kerr-McGee common stock. A copy of the press release announcing the completion of the merger is filed as an exhibit hereto and incorporated by reference herein.

     The issuance of Kerr-McGee common stock under the Merger Agreement was registered under the Securities Act of 1933 pursuant to Kerr-McGee's registration statement on Form S-4 (File No. 333-61898) (the Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on June 28, 2001. The proxy statement-prospectus filed with the Registration Statement contains additional information about this transaction. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934 (the "Exchange Act"), the Kerr-McGee common stock is deemed to be registered under Section 12(b) of the Exchange Act. The Kerr-McGee common stock has been approved for listing on the New York Stock Exchange ("NYSE") and will trade under the ticker symbol "KMG". The description of Kerr-McGee common stock contained under the caption "Description of the New Holding Company's Capital Stock Following the Merger" in the proxy statement-prospectus is incorporated by reference herein.

     KM Operating Corporation common stock and HS Resources' common stock were both registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. Each of KM Operating Corporation and HS Resources is filing a Form 15 with the SEC to terminate the registration under the Exchange Act of its common stock and HS Resources is delisting its common stock with the NYSE. Kerr-McGee's fiscal year will end on the 31st day of December in each year.


Item 5.  Other Events
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Guarantees of Public Debt

     In connection with the Merger, Kerr-McGee has irrevocably and unconditionally guaranteed the publicly held debt securities of HS Resources and KM Operating Corporation.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)     Exhibits
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The following exhibits are filed with this report.

Exhibit Number                             Description
--------------                             -----------
2.1                                        Agreement and Plan of Merger, dated
                                           as of May 13, 2001, as amended June
                                           27, 2001, incorporated by reference
                                           to Annex A to the Proxy Statement -
                                           Prospectus in Kerr-McGee's
                                           Registration Statement on Form S-4
                                           filed on June 28, 2001 (File No.
                                           333-61898).

2.2 Amendment No. 1 dated as of June 27, 2001 to the Agreement and Plan of Merger, dated as of May 13, 2001, incorporated by reference to Exhibit
                                           2.2 to Kerr-McGee's Registration
                                           Statement on Form S-4 filed on June
                                           28, 2001 (File No. 333-61898).

4.1 Form of Amended and Restated Certificate of Incorporation of Kerr-McGee, incorporated by reference to Exhibit 4.1 to Kerr-McGee's Registration Statement on Form S-4 filed on June 28, 2001 (File No. 333-61898).

4.2 Form of Amended and Restated By-laws of Kerr-McGee, incorporated by reference to Exhibit 4.2 to
                                           Kerr-McGee's Registration Statement
                                           on Form S-4 filed on June 28, 2001
                                           (File No. 333-61898).

99.1                                       Press Release


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KERR-McGEE CORPORATION
                                                  (Registrant)

                                                   /s/ GREGORY F. PILCHER
Date    August 1, 2001                      By:    _______________________
                                            Name:  Gregory F. Pilcher
                                            Title: Senior Vice President,
                                                   General Counsel and
                                                   Secretary
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                                 EXHIBIT INDEX

Exhibit Number                       Description
--------------                       -----------
2.1                                  Agreement and Plan of Merger, dated as of
                                     May 13, 2001, as amended June 27, 2001,
                                     incorporated by reference to Annex A to the Proxy Statement - Prospectus in
                                     Kerr-McGee's Registration Statement on Form
                                     S-4 filed on June 28, 2001 (File No.
                                     333-61898).

2.2 Amendment No. 1 dated as of June 27, 2001 to the Agreement and Plan of Merger, dated as of May 13, 2001, incorporated by reference to Exhibit 2.2 to Kerr-McGee's Registration Statement on Form S-4 filed on June 28, 2001 (File No. 333-61898).

4.1 Form of Amended and Restated Certificate of Incorporation of Kerr-McGee, incorporated by reference to Exhibit 4.1 to Kerr-McGee's Registration Statement on Form S-4 filed on June 28, 2001 (File No. 333-61898).

4.2 Form of Amended and Restated By-laws of Kerr-McGee, incorporated by reference to
                                     Exhibit 4.2 to Kerr-McGee's Registration
                                     Statement on Form S-4 filed on June 28,
                                     2001 (File No. 333-61898).

99.1                                 Press Release